Exhibit   10.16

                                          RESERVATION DELIVERY AGREEMENT



                                                  by and between


                                         GENISYS RESERVATION SYSTEMS, INC.


                                                        and


                                          THE TRANSPONET COMPANIES, INC.





                                                    Dated as of

                                                 February 1, 1998







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                                                 TABLE OF CONTENTS

                                                                                                               Page

                                                     ARTICLE I
                                                    DEFINITIONS

Section 1.01.       Definition of Terms.........................................................................  2


                                                    ARTICLE II
                                          COMPLETION AND OPERATION OF THE
                                                 TRANSPONET SYSTEM

Section 2.01.       Operation of the TranspoNet System..........................................................  7
Section 2.02.       Availability................................................................................  7
Section 2.03.       Contingency Plan............................................................................  8


                                                    ARTICLE III
                                          OPERATION OF THE GENISYS SYSTEM

Section 3.01.       Operation of the Genisys System.............................................................  9
Section 3.02.       Availability................................................................................  9
Section 3.03.       Contingency Plan...........................................................................  10


                                                    ARTICLE IV
                                          COMPLETION AND OPERATION OF THE
                                           GENISYS/TRANSPONET INTERFACE

Section 4.01.       Completion of the Genisys/TranspoNet Interface.............................................. 11
Section 4.02.       Cooperation in Completion of the Genisys/TranspoNet Interface
                       and Costs Related Thereto................................................................ 11
Section 4.03.       Project Schedule............................................................................ 11
Section 4.04.       Ownership and Use of the Genisys/TranspoNet Interface....................................... 11
Section 4.05.       Maintenance and Support of the Genisys/TranspoNet Interface................................. 12
Section 4.06.       Changes, Modifications, Upgrades, Etc. to the
                       Genisys/TranspoNet Interface............................................................. 12
Section 4.07.       Availability................................................................................ 12





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Section 4.08.       Confidential Treatment...................................................................... 12
Section 4.09.       Bi-Weekly Reports to Genisys................................................................ 12

                                                     ARTICLE V
                                           COMPLETION OF THE TRANSPONET
                                            SOFTWARE PROGRAM INTERFACE

Section 5.01.       Operation and Effectiveness of this Article V............................................... 14
Section 5.02.       Completion of the TranspoNet Software Program Interface..................................... 14
Section 5.03.       TranspoNet's Cooperation in Completion of the TranspoNet
                       Software Program Interface............................................................... 14
Section 5.04.       Ownership of the TranspoNet Software Program Interface...................................... 14
Section 5.05.       Changes, Modifications, Upgrades, Etc. to the TranspoNet
                       Software Program Interface............................................................... 15
Section 5.06.       Contingency Plan............................................................................ 15
Section 5.07.       Confidential Treatment...................................................................... 15
Section 5.08.       Bi-Weekly Reports to TranspoNet............................................................. 15
Section 5.09.       Failure to Complete the TranspoNet Software Program Interface............................... 16
Section 5.10.       Consent of TranspoNet Required for Use of the TranspoNet
                       Software Program Interface..............................................................  16


                                                    ARTICLE VI
                                              FINANCIAL ARRANGEMENTS

Section 6.01.       Payments to Genisys and TranspoNet.......................................................... 17
Section 6.02.       Payments to TranspoNet Service Providers.................................................... 17
Section 6.03.       Calculation of Payments to Genisys and TranspoNet When
                       Utilizing the Genisys/TranspoNet Interface............................................... 18
Section 6.04.       Calculation of Payments to Genisys and TranspoNet When
                       Utilizing the TranspoNet Software Program Interface...................................... 19
Section 6.05.       Payments to TranspoNet...................................................................... 20
Section 6.06.       Payments to Genisys......................................................................... 21
Section 6.07.       Cost of Dedicated Lease Line................................................................ 21
Section 6.08.       No Connection Charges to TranspoNet Service Providers....................................... 21
Section 6.09.       Promotional and Advertising Expenses........................................................ 21





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Section 6.10.       Free Trial Offer............................................................................ 22
Section 6.11.       No Additional Charges....................................................................... 22







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                                                    ARTICLE VII
                                        COVENANTS, AGREEMENTS, OBLIGATIONS
                                               AND RIGHTS OF GENISYS

Section 7.01.       Mutually Acceptable Press Release........................................................... 23
Section 7.02.       Advertising, Promotional Material and Future Press Releases................................. 23
Section 7.03.       Title and Possession........................................................................ 24
Section 7.04.       Rights and Access to TranspoNet Data........................................................ 24
Section 7.05.       Prohibition on Use and Distribution of TranspoNet Data...................................... 24
Section 7.06.       Training in the Genisys System.............................................................. 24
Section 7.07.       Maximization of Business.................................................................... 24


                                                   ARTICLE VIII
                                        COVENANTS, AGREEMENTS, OBLIGATIONS
                                             AND RIGHTS OF TRANSPONET

Section 8.01.       Agreement Between Genisys and Custom Transportation......................................... 25
Section 8.02.       Mutually Acceptable Press Release........................................................... 25
Section 8.03.       Advertising, Promotional Material and Future Press Releases................................. 25
Section 8.04.       Title and Possession........................................................................ 26
Section 8.05.       Rights and Access to Genisys Data........................................................... 26
Section 8.06.       Prohibition on Use and Distribution of Genisys Data......................................... 26
Section 8.07.       Training in the TranspoNet System and the TranspoNet
                       Software Programs........................................................................ 26
Section 8.08.       Maximization of Business.................................................................... 27


                                                    ARTICLE IX
                                                  INDEMNIFICATION

Section 9.01.       Indemnification of TranspoNet............................................................... 28
Section 9.02.       Indemnification of Genisys.................................................................. 29
Section 9.03.       Conditions to Indemnification Obligations................................................... 30
Section 9.04.       Survival of this Article.................................................................... 30







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                                                     ARTICLE X
                                                  NON-COMPETITION

Section 10.01.      Non-Competition by TranspoNet............................................................... 31
Section 10.02.      Non-Competition by Genisys.................................................................. 31
Section 10.03.      Injunctive Relief........................................................................... 31


                                                    ARTICLE XI
                                          REPRESENTATIONS AND WARRANTIES

Section 11.01.      Representations and Warranties of Genisys................................................... 32
Section 11.02.      Representations and Warranties of TranspoNet................................................ 33
Section 11.03.      Disclaimer of Other Warranties.............................................................. 34


                                                    ARTICLE XII
                                          EVENTS OF DEFAULT AND REMEDIES

Section 12.01.      Events of Default........................................................................... 35
Section 12.02.      Remedies on Default......................................................................... 36
Section 12.03.      No Remedy Exclusive......................................................................... 36
Section 12.04.      Limitation of Waiver........................................................................ 36


                                                   ARTICLE XIII
                                                   MISCELLANEOUS

Section 13.01.      Term of Agreement and Renewals Thereof...................................................... 37
Section 13.02.      Early Termination for Failure to Meet Minimum
                       Reservation Criteria....................................................................  37
Section 13.03.      Agreements Upon Termination................................................................. 37
Section 13.04.      Fees, Costs and Expenses.................................................................... 38
Section 13.05.      Notices..................................................................................... 38
Section 13.06.      Assignments................................................................................. 38
Section 13.07.      Amendments.................................................................................. 38
Section 13.08.      Successors and Assigns...................................................................... 38





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Section 13.09.      Captions.................................................................................... 39
Section 13.10.      Severability................................................................................ 39
Section 13.11.      Survival of Certain Provisions.............................................................. 39
Section 13.12.      Execution of Counterparts................................................................... 39
Section 13.13.      Arbitration................................................................................. 39
Section 13.14.      Governing Law............................................................................... 40
Section 13.15.      Entire Agreement............................................................................ 40
Section 13.16.      Headings.....................................................................................40





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



                                          RESERVATION DELIVERY AGREEMENT



                  THIS RESERVATION DELIVERY AGREEMENT (the "Agreement") dated as of this 1st day of February, 1998, by and between GENISYS RESERVATION SYSTEMS, INC. ("Genisys"), a corporation duly organized under the laws of the State of New Jersey, with offices presently located at 2401 Morris Avenue, Union, New Jersey 07083, and THE TRANSPONET COMPANIES, INC. ("TranspoNet"), a corporation duly organized under the laws of the State of New York, with offices presently located at 12 West Thirty-First Street, New York, New York 10001.


                                               W I T N E S S E T H:

                  WHEREAS, Genisys has developed and completed a computerized reservation and payment system known as the "Genisys Reservation System" (the "Genisys System"), which accepts and processes reservations for, and processes payments for, ground transportation services made by corporations and individuals through computerized reservation systems ("CRSs") owned and operated by entities other than Genisys; and

                  WHEREAS, TranspoNet has developed and completed a computerized reservation and delivery system (the "TranspoNet System") which delivers reservations for ground transportation services over the Internet directly into the computer systems of ground transportation service providers whose computer systems utilize certain "back-office" software programs owned and marketed by TranspoNet (the "TranspoNet Service Providers"); and

                  WHEREAS, Genisys and TranspoNet desire to enter into an agreement which will provide that all reservations which are received by the Genisys System and which are reservations for ground transportation services to be provided by the TranspoNet Service Providers will be processed by the Genisys System and delivered to the TranspoNet Service Providers through the TranspoNet System or otherwise, all on the terms and conditions more fully set forth herein; and

                  WHEREAS, Genisys and TranspoNet now desire to enter into this Agreement in order to set forth the respective rights, duties and obligations of the legal relationship between Genisys and TranspoNet.

                  NOW THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, and of the premises and the mutual covenants and representations contained herein, Genisys and TranspoNet hereby agree as follows:





863115.06 (115493.004)
                                                         1

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                                                     ARTICLE I

                                                    DEFINITIONS
-------------------------------------------------------------------------------


Section 1.01. Definition of Terms. Unless the context clearly requires otherwise, the following terms shall have the following meanings for all purposes of this Agreement:

                  "Agreement" means this Reservation Delivery Agreement dated as of February 1, 1998, by and between Genisys and TranspoNet, as this Agreement may be hereafter amended and supplemented.

                  "Basic Service Provider Booking Fee" means the fee agreed upon from time to time by Genisys and TranspoNet which is to be charged to each TranspoNet Service Provider who receives or processes less than an average of 100 reservations per day during the preceding calendar month through the Genisys System and/or the TranspoNet System. The Basic Service Provider Booking Fee shall be the same no matter which CRS initially delivered the reservation to the Genisys System. As of the date of this Agreement, Genisys and TranspoNet agree that the initial Basic Service Provider Booking Fee shall be $3.90 per reservation received and processed by the Genisys System and/or the TranspoNet System, regardless of whether such reservation is thereafter changed and/or cancelled. The Basic Service Provider Booking Fee may hereafter only be modified by a written agreement executed by Genisys and TranspoNet.

                  "CRS" means any computerized reservation system owned and operated by an entity other than Genisys with which (i) Genisys has entered into an agreement pursuant to which such computerized reservation system has agreed to accept reservations for Ground Transportation Services and deliver such reservations to the Genisys System and (ii) the Genisys System is able to commercially accept, process and transmit the reservations delivered to the Genisys System by such computerized reservation system. As of the date of this Agreement, a "CRS" includes, but is not limited to, the computerized reservation systems generally known as "Apollo" and "Sabre". As of the date of this Agreement, Genisys has entered into an agreement with the CRS generally known "Worldspan" pursuant to which "Worldspan" has agreed to accept reservations for Ground Transportation Services and deliver such reservations to the Genisys System, but the Genisys System is not currently able to commercially accept, process and transmit the reservations delivered to the Genisys System by "Worldspan". Genisys anticipates that the Genisys System will be able to commercially accept, process and transmit the reservations delivered to the Genisys System by "Worldspan" within ninety (90) days after the execution of this Agreement. Whenever the Genisys System hereafter becomes capable of commercially accepting, processing and transmitting reservations for Ground Transportation Services made through "Worldspan" or any other CRS other than "Apollo" and "Sabre", Genisys shall give written notice of such fact to TranspoNet as soon as practicable after the Genisys System acquires such capability.
                  "CRS Processing Fee" means the fee which is charged to Genisys by a CRS for each reservation for Ground Transportation Services which is received and processed by such CRS and delivered to the Genisys System, as such fee may be changed from time to time in accordance with the contract between Genisys and such CRS. As of the date of this Agreement, the CRS Processing Fee charged by "Sabre" and "Worldspan" is $1.00 per reservation (regardless of whether such reservation is thereafter changed or cancelled) and the CRS Processing Fee charged by "Apollo" is $0.75 per reservation with an additional $0.75 charge for each change to, or cancellation of, such reservation. Genisys shall give written notice of any change in the CRS Processing Fee to TranspoNet as soon as practicable after Genisys receives notification of such change from the CRS or such change has been agreed upon by Genisys and the CRS.

                  "Discounted Service Provider Booking Fee" means the fee agreed upon from time to time by Genisys and TranspoNet which is to be charged to each TranspoNet Service Provider who receives or processes an average of 100 or more reservations per day during the preceding calendar month through the Genisys System and/or the TranspoNet System. The Discounted Service Provider Booking Fee shall be the same no matter which CRS initially delivered the reservation to the Genisys System. As of the date of this Agreement, Genisys and TranspoNet agree that the initial Discounted Service Provider Booking Fee shall be $3.70 per reservation received and processed by the Genisys System and/or the TranspoNet System, regardless of whether such reservation is thereafter changed and/or cancelled. The Discounted Service Provider Booking Fee may hereafter only be modified by a written agreement executed by Genisys and TranspoNet.

                  "Disputed Charge" means the fee which, except for the provisions of Section 6.02 of this Agreement and the terms and provisions of the service provider agreement between Genisys and the TranspoNet Service Provider, the TranspoNet Service Provider would have been entitled to receive in connection with a Disputed Reservation.

                  "Disputed Reservation" means a reservation relating to Ground Transportation Services for which Genisys receives notice after the provision of the Ground Transportation Services that the client or customer of the TranspoNet Service Provider is disputing the validity or size of the charge by the TranspoNet Service Provider to such client or customer or the quality of the Ground Transportation Services rendered by the TranspoNet Service Provider in connection with such TranspoNet Reservation.

                  "Genisys" means Genisys Reservation Systems, Inc., a New Jersey corporation, including all successors and assigns thereof.

                  "Genisys Confidentiality Agreement" means the Confidentiality Agreement made and effective as of November 15, 1997, by and between Genisys and TranspoNet.

                  "Genisys Data" means any and all data and information which is input into, or received or processed by the Genisys System relating to any reservation for Ground Transportation Services, including, without limitation, any TranspoNet Reservation.
                  "Genisys System" means the computerized reservation and payment system for Ground Transportation Services which has been developed and completed by Genisys and is known as the "Genisys Reservation System," and all upgrades, modifications and enhancements to such computerized reservation system as may be developed by Genisys during the term of this Agreement.

                  "Genisys/TranspoNet Interface" means (i) the computer system or other hardware and software that functions as an interface between the Genisys System and the TranspoNet System to deliver and process information relating to TranspoNet Reservations between the Genisys System and the TranspoNet System, and (ii) all upgrades, modifications and enhancements to the computer system or other hardware described in clause (i) of this definition as may be developed during the term of this Agreement. All right, title and interest in and to the Genisys/TranspoNet Interface shall be owned by TranspoNet as more fully provided in Section 4.04 hereof.

                  "Ground Transportation Services" means the transportation of one or more individuals from one or more locations to another location or locations, or a round trip between two locations, through the use of any and all vehicles used or intended to be used for the picking up and discharging of passengers for hire, including, but not limited to, stretch limousines, sedans, vans, black car services, executive services, shuttle service, bus service and airport service vehicles.

                  "Intra-Service Provider Reservation" means any reservation relating to Ground Transportation Services which is accepted and processed by the Genisys System and delivered to the TranspoNet System through the Genisys/TranspoNet Interface and thereafter is transferred from one TranspoNet Service Provider to another TranspoNet Service Provider through the TranspoNet System.

                  "Off-Peak Hours" means any hours other than Peak Hours.

                  "Peak Hours" means all hours in the period commencing at 8:00 a.m. on Monday and ending at 6:00 p.m. on Friday during each week.

                  "SEC"  means  the  United  States   Securities   and  Exchange
Commission and any successor or successors thereto.

                  "Service Provider" means any individual, firm, partnership, corporation or other entity which is in the business of providing Ground Transportation Services for business and leisure travellers.

                  "Specifications" means the functional, technical and performance specifications for the Genisys System, the TranspoNet System, the Genisys/TranspoNet Interface, the TranspoNet Software Program Interface, or the TranspoNet Software Programs, as the case may be.

                  "TranspoNet" means The TranspoNet Companies, Inc., a New York Corporation, including all subsidiaries, affiliated companies, successors and assigns thereof.

                  "TranspoNet     Confidentiality     Agreement"    means    the
Confidentiality Agreement made and effective as of November 15, 1997, by and between TranspoNet and Genisys.

                  "TranspoNet Data" means any and all data and information which is input into, or received or processed by, the TranspoNet System relating to any reservation for Ground Transportation Services which is delivered to any TranspoNet Service Provider.

                  "TranspoNet Reservation" means any reservation relating to Ground Transportation Services which are to be provided by a TranspoNet Service Provider.

                  "TranspoNet Service Provider" means any Service Provider which
(i) has entered into an agreement with TranspoNet to receive reservations for Ground Transportation Services through the TranspoNet System and has entered into a service provider agreement with Genisys to receive payment for each TranspoNet Reservation for which it has rendered Ground Transportation Services in accordance with the terms and conditions of such service provider agreement, or (ii) utilizes a TranspoNet Software Program to perform its "back-office" functions and has entered into a service provider agreement with Genisys to receive payment for each TranspoNet Reservation for which it has rendered Ground Transportation Services in accordance with the terms and conditions of such service provider agreement.

                  "TranspoNet Software Programs" means any and all computer software programs which are currently owned and marketed by TranspoNet, or which may hereafter be developed, owned and marketed by TranspoNet and which are designed to perform certain "back-office" functions for Service Providers such as accounting, accounts payable, accounts receivable, etc. As of the date of this Agreement, "TranspoNet Software Programs" consist of the computer software programs commonly known as "CARS," "Limoware", "LMS" and "Odyssey". If TranspoNet hereafter develops any additional TranspoNet Software Program, TranspoNet shall give Genisys written notice of such fact as soon as possible after such development is complete and before TranspoNet begins to market such additional TranspoNet Software Program.

                  "TranspoNet Software Program Interface" means (i) the computer system or other hardware and software that functions as an interface between the Genisys System and TranspoNet Software Programs to deliver and process information relating to TranspoNet Reservations between the Genisys System and the TranspoNet Software Programs, and (ii) all upgrades, modifications and enhancements to the computer system or other hardware described in clause (i) of this definition as may be developed during the term of this Agreement.

                  "TranspoNet System" means the computerized reservation and delivery system which has been developed by TranspoNet which will deliver TranspoNet Reservations over the Internet directly into the computer systems of TranspoNet Service Providers through a TranspoNet Software Program.

                  When used in this Agreement, the phrase "term of this Agreement" or other similar term, shall be deemed to include the original term of this Agreement and any renewals thereof as provided in Section 13.01 hereof, unless the context clearly indicates otherwise.

                  Except where the context otherwise requires, words used in this Agreement importing the singular number shall include the plural number and vice versa, words importing persons shall include firms, associations, corporations, partnerships and other entities, and pronouns stated in either the masculine, feminine or the neuter gender shall also include the masculine, feminine or the neuter gender, as the case may be.

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                                                    ARTICLE II

                          COMPLETION AND OPERATION OF THE TRANSPONET SYSTEM
-------------------------------------------------------------------------------


                  Section 2.01. Operation of the TranspoNet System. At all times after the Genisys/TranspoNet Interface becomes operational and the TranspoNet System begins to accept and transmit reservations for Ground Transportation Services received from the Genisys System to TranspoNet Service Providers, TranspoNet shall operate the TranspoNet System in such a manner so that the TranspoNet System shall:

                  (a)   Accept  and   process   all   reservations   for  Ground
Transportation Services delivered to the TranspoNet System from the Genisys System through the Genisys/TranspoNet Interface;

                  (b) Be capable of accepting from and transmitting to the computer systems of each TranspoNet Service Provider through the TranspoNet Software Programs all information relating to each reservation delivered from the Genisys System;

                  (c) Transmit all information relating to each reservation made through the Genisys System through the Genisys/TranspoNet Interface to TranspoNet Service Providers in a timely and efficient manner consistent with acceptable industry standards;

                  (d) Be capable of accepting from, and transmitting to, the various computer systems of the TranspoNet Service Providers all information relating to each Intra-Service Provider Reservation which is intended to be delivered or transmitted through the TranspoNet System;

                  (e) Be kept in good working order and repair consistent with industry standards and practice, perform in accordance with the performance criteria and be otherwise free of errors.

                  Section 2.02. Availability. Except during shutdowns for scheduled maintenance and during any other unanticipated or unscheduled emergency maintenance or other shutdowns, the TranspoNet System shall be available 24 hours each day, Monday through Sunday, to accept and process reservations from the Genisys System. During any period of time in excess of two hours during the Peak Hours, or in excess of six hours during the Off-Peak Hours, where the TranspoNet System is unable to deliver reservations to the TranspoNet Service Providers as contemplated in Section 2.01 hereof, Genisys shall be entitled to utilize the contingency plan developed in accordance with
Section 2.03 of this Agreement to transmit to the TranspoNet Service Providers all reservations which otherwise would have been transmitted to TranspoNet Service Providers in accordance with Section 2.01 hereof. Notwithstanding anything herein to the contrary, so long as the TranspoNet Service Providers shall accept, process and provide
Ground Transportation Services for reservations which are transmitted to TranspoNet Service Providers pursuant to the contingency plan developed in accordance with Section 2.03 of this Agreement, TranspoNet shall not in any way be liable for any loss of business or revenue suffered by Genisys as a result of reservations being transmitted pursuant to such contingency plan.

                  Section 2.03. Contingency Plan. As soon as practicable after the execution of this Agreement, Genisys and TranspoNet shall develop a mutually acceptable contingency plan designed to enable Genisys to transmit, and the TranspoNet Service Providers to receive and process, reservations for Ground Transportation Services through means other than the TranspoNet System. Once Genisys and TranspoNet have agreed on such a contingency plan, Genisys and TranspoNet shall keep such contingency plan in place at all times during the term of this Agreement and Genisys and TranspoNet shall use such plan in each instance in which the TranspoNet System is unable to deliver reservations to the TranspoNet Service Providers as contemplated in Section 2.01 of this Agreement for a period of time greater than two hours during the Peak Hours or six hours during the Off-Peak Hours. During the term of this Agreement, Genisys and TranspoNet shall test the implementation of such contingency plan on a periodic basis at least once every year.

                                                    ARTICLE III

                                          OPERATION OF THE GENISYS SYSTEM
-------------------------------------------------------------------------------


                  Section 3.01. Operation of the Genisys System. At all times after the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface becomes operational and either Interface begins to accept and transmit reservations for Ground Transportation Services from the Genisys System to the TranspoNet Service Providers, Genisys shall operate the Genisys System in such a manner so that the Genisys System shall:

                  (a) Accept and process all reservations for Ground Transportation Services made through the CRSs;

                  (b) Be capable of accepting from, and transmitting to the TranspoNet Service Providers through the use of either the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface certain information relating to each TranspoNet Reservation made through the CRSs;

                  (c) Transmit all information relating to each TranspoNet Reservation made through the CRSs through either the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface in a timely and efficient manner consistent with acceptable industry standards and practice; and

                  (d) Be kept in good working order and repair consistent with industry standards and practice, perform in accordance with the performance criteria and otherwise be free from errors.

                  Section 3.02. Availability. Except during shutdowns for scheduled maintenance and during any other unanticipated or unscheduled emergency maintenance or other shutdowns, the Genisys System shall be available 24 hours each day, Monday through Sunday, to process and deliver requests for reservations from CRSs to either the TranspoNet System through the Genisys/TranspoNet Interface or the TranspoNet Software Programs through the TranspoNet Software Program Interface. During any period of time in excess of two hours during the Peak Hours, or in excess of six hours during the Off-Peak Hours, where the Genisys System is unable to deliver reservations to the TranspoNet Service Providers as contemplated in Section 3.01 hereof, TranspoNet and the TranspoNet Service Providers shall be entitled to utilize the contingency plan developed in accordance with Section 3.03 of this Agreement to receive all reservations which otherwise would have been transmitted to the
TranspoNet Service Providers in accordance with Section 3.01 hereof. Notwithstanding anything herein to the contrary, so long as the TranspoNet Service Providers shall accept, process and provide Ground Transportation Services for reservations which are transmitted to TranspoNet Service Providers pursuant to the contingency plan developed in accordance with Section 3.03 of this Agreement, Genisys shall not in any way be liable for any loss of business or revenue suffered by TranspoNet as a result of reservations being transmitted pursuant to such contingency plan.

                  Section 3.03. Contingency Plan. As soon as practicable after the execution of this Agreement, Genisys and TranspoNet shall develop a mutually acceptable contingency plan designed to enable the TranspoNet Service Providers to receive and process reservations for Ground Transportation Services from the CRSs through means other than the Genisys System. Once Genisys and TranspoNet have agreed on such a contingency plan, Genisys and TranspoNet shall keep such contingency plan in place at all times during the term of this Agreement and Genisys and TranspoNet shall use such plan in each instance in which the Genisys System is unable to deliver reservations to the TranspoNet Service Providers as contemplated in Section 3.01 of this Agreement for a period of time greater than two hours during the Peak Hours or six hours during the Off-Peak Hours. During the term of this Agreement, Genisys and TranspoNet shall test the implementation of such contingency plan on a periodic basis at least once every year.

                                                    ARTICLE IV

             COMPLETION AND OPERATION OF THE GENISYS/TRANSPONET INTERFACE
-------------------------------------------------------------------------------


                  Section 4.01. Completion of the Genisys/TranspoNet Interface. TranspoNet has heretofore begun to design, develop, construct and test the Genisys/TranspoNet Interface and, after the date of execution of this Agreement, TranspoNet shall continue to diligently proceed with the design, development, construction and testing of the Genisys/TranspoNet Interface and shall use its best efforts to complete the Genisys/TranspoNet Interface in accordance with the Project Schedule referred to in Section 4.03 hereof.

                  Section 4.02. Cooperation in Completion of the Genisys/TranspoNet Interface and Costs Related Thereto. Genisys shall give its full and complete cooperation to TranspoNet in connection with the design, development, construction and testing of the Genisys/TranspoNet Interface and shall provide to Transponet all information, requirements and Specifications relating to the Genisys System which may reasonably be needed in order to design, develop, construct and test the Genisys/TranspoNet Interface. Genisys and TranspoNet shall each be responsible for paying all of their own costs, fees or expenses incurred by them in connection with the design, development, construction or testing of the Genisys/TranspoNet Interface and of complying with the provisions of this Section 4.02. Except for its obligations to give its full and complete cooperation and to pay its own costs, fees and expenses as previously set forth in this Section 4.02, Genisys shall have no other obligation relating to the design, development, construction and testing of the Genisys/TranspoNet Interface and TranspoNet shall have the sole responsibility to complete the design, development, construction or testing of the Genisys/TranspoNet Interface.

Section 4.03. Project Schedule. TranspoNet shall use its best efforts to complete the Genisys/TranspoNet Interface in accordance with the Project Schedule attached hereto as Schedule A.

                  Section 4.04. Ownership and Use of the Genisys/TranspoNet Interface. Subject to the provisions of Section 4.06 hereof, all right, title and interest in and to the Genisys/TranspoNet Interface, including, without limitation, all patent rights, copyrights, copyright registrations, trade secrets, trademarks, service marks and trademark and service mark registrations relating to the Genisys/TranspoNet Interface, shall be owned by TranspoNet at all times during the term of this Agreement and Genisys shall have no rights in the Genisys/TranspoNet Interface except as expressly provided in this Agreement. At all times during this Agreement, Genisys and TranspoNet shall each have the unrestricted right to use the Genisys/TranspoNet Interface for the purposes contemplated by this Agreement and each shall have the right to copy the same as is reasonably necessary for archival and backup purposes. Upon termination of this Agreement, and subject to the obligations set forth in Section 13.03 hereof, the Genisys/TranspoNet Interface shall continue to be owned by TranspoNet.

                  Section 4.05. Maintenance and Support of the Genisys/TranspoNet Interface. During the term of this Agreement, TranspoNet shall provide, at its cost and expense, the necessary services related to the support and maintenance of the Genisys/TranspoNet Interface so that the Genisys/TranspoNet Interface performs in accordance with the agreed upon performance criteria and is otherwise free from errors.

                  Section 4.06. Changes, Modifications, Upgrades, Etc. to the Genisys/TranspoNet Interface. TranspoNet shall not make any programming change, addition, deletion, upgrade, modification or enhancement to the
Genisys/TranspoNet Interface which adversely affects the operation of the Genisys/TranspoNet Interface or its ability to transmit information relating to TranspoNet Reservations between the Genisys System and the Genisys/TranspoNet Interface, without the prior written consent of Genisys.

                  Section 4.07. Availability. Except during shutdowns for scheduled maintenance and during any other unanticipated or unscheduled emergency maintenance or other shutdowns, the Genisys/TranspoNet Interface shall be available 24 hours each day, Monday through Sunday, to accept and process information relating to reservations for Ground Transportation Services between the Genisys System and the TranspoNet System. During any period of time in excess of two hours during the Peak Hours, or in excess of six hours during the Off-Peak Hours, where the Genisys/TranspoNet Interface is not operational or not operating properly, Genisys shall be entitled to utilize the contingency plan developed in accordance with Section 2.03 of this Agreement to transmit to the TranspoNet Service Providers all reservations which otherwise would have been transmitted to TranspoNet Service Providers in accordance with Section 2.01 hereof. Notwithstanding anything herein to the contrary, so long as the TranspoNet Service Providers shall accept, process and provide Ground Transportation Services for reservations which are transmitted to TranspoNet Service Providers pursuant to the contingency plan developed in accordance with
Section 2.03 of this Agreement, TranspoNet shall not in any way be liable for any loss of business or revenue suffered by Genisys as a result of reservations being transmitted pursuant to such contingency plan.

                  Section 4.08. Confidential Treatment. To the extent that the Genisys/TranspoNet Interface represents or contains Confidential Information as defined in the Genisys Confidentiality Agreement, if and when TranspoNet has access to such Confidential Information, TranspoNet shall treat such Confidential Information in accordance with the provisions of the Genisys Confidentiality Agreement. To the extent that the Genisys/TranspoNet Interface represents or contains Confidential Information as defined in the TranspoNet Confidentiality Agreement, if and when Genisys has access to such Confidential Information, Genisys shall treat such Confidential Information in accordance with the provisions of the TranspoNet Confidentiality Agreement.

                  Section 4.09. Bi-Weekly Reports to Genisys. After the Genisys/TranspoNet Interface becomes operational and begins to accept and process reservations from the Genisys System in accordance with Section 2.01 hereof, TranspoNet shall provide to Genisys on a bi-weekly basis computerized reports which describe all of the reservations made through the
TranspoNet System in the preceding two weeks which were confirmed for, and transmitted to, TranspoNet Service Providers in accordance with Section 2.01 hereof. The form and content of such bi-weekly reports shall be hereafter mutually agreed upon by Genisys and TranspoNet; provided, however, that in any event, such bi-weekly reports shall include, among other things, a detailed listing of all Intra-Service Provider Reservation transactions among the various TranspoNet Service Providers. TranspoNet shall deliver such bi-weekly reports to Genisys not later than the Friday following the end of the preceding bi-weekly period. Upon reasonable notice and request by Genisys, TranspoNet shall make available for review and inspection by Genisys and/or its accountants, attorneys and other agents, all books, records, reports, statements, print-outs and other documents and information upon which the bi-weekly reports produced by TranspoNet in accordance with this Section 4.09 are based.

                                                     ARTICLE V

                                           COMPLETION OF THE TRANSPONET
                                             SOFTWARE PROGRAM INTERFACE
------------------------------------------------------------------------------


                  Section 5.01. Operation and Effectiveness of this Article V. This Article V shall become operational and effective and be in full force and effect if: (i) at any time TranspoNet elects to have the provisions of this
Article V become operational and effective by delivering written notice of such election to Genisys, in which case this Article shall become operational and effective immediately upon Genisys' receipt of such notice; or (ii) at any time when Genisys and TranspoNet mutually agree that the provisions of this Article V shall become operational and effective, in which case this Article shall become operational and effective at the time mutually agreed upon by Genisys and TranspoNet. The provisions of this Article V are intended to supplement, and be in addition to, the provisions of Articles II and IV of this Agreement, are not intended, in any way, to be an alternative to, or substitution for, the provisions of Articles II and IV.

                  Section 5.02. Completion of the TranspoNet Software Program Interface. As soon as practicable after the provisions of this Article V become operational, Genisys and TranspoNet shall commence with the design, development, construction and testing of the TranspoNet Software Program Interface and such Interface shall be completed as soon as possible thereafter.

                  Section 5.03. TranspoNet's Cooperation in Completion of the TranspoNet Software Program Interface. TranspoNet shall give its full and complete cooperation to Genisys in connection with the design, development, construction and testing of the TranspoNet Software Program Interface and shall provide to Genisys all information, requirements and Specifications relating to the TranspoNet Software Programs, which Genisys may reasonably need in order to design, develop, construct and test the TranspoNet Software Program Interface. Genisys and TranspoNet shall each be responsible for paying all of their own costs, fees or expenses incurred by them in connection with the design, development, construction or testing of the TranspoNet Software Program Interface and of compliance with the provisions of this Section 5.03. Except for its obligations to give its full and complete cooperation and to pay its own costs, fees and expenses as previously set forth in this Section 5.03, TranspoNet shall have no other obligation relating to the design, development, construction and testing of the TranspoNet Software Program Interface and Genisys shall have the sole responsibility to complete the design, development, construction or testing of the TranspoNet Software Program Interface.

Section 5.04. Ownership of the TranspoNet Software Program Interface. Subject to the provisions of Section 5.05 hereof, all right, title and interest in and to the TranspoNet Software Program Interface, including, without limitation, all patent rights, copyrights, copyright registrations, trade secrets, trademarks, service marks and trademark and service mark registrations relating to the TranspoNet Software Program Interface, shall be owned by Genisys at all times during the term of this Agreement and TranspoNet shall have no rights in the TranspoNet Software Program Interface except as expressly provided in this Agreement. At all times during this Agreement, Genisys and TranspoNet shall each have the unrestricted right to use the TranspoNet Software Program Interface for the purposes contemplated by this Agreement and each shall have the right to copy the same as is reasonably necessary for archival and backup purposes. Upon termination of this Agreement, and subject to the obligations set forth in
Section 13.03 hereof, the TranspoNet Software Program Interface shall continue to be owned by Genisys.

                  Section 5.05. Changes, Modifications, Upgrades, Etc. to the TranspoNet Software Program Interface. Genisys shall not make any programming change, addition, deletion, upgrade, modification or enhancement to the TranspoNet Software Program Interface which adversely affects the operation of the TranspoNet Software Program Interface or its ability to transmit information relating to TranspoNet Reservations between the Genisys System and the TranspoNet Software Program Interface, without the prior written consent of TranspoNet.

                  Section 5.06. Contingency Plan. As soon as practicable after the execution of this Agreement, Genisys and TranspoNet shall develop a mutually acceptable contingency plan designed to enable Genisys to transmit, and the TranspoNet Service Providers to receive and process reservations for Ground Transportation Services through means other than the TranspoNet Software Program Interface. Once Genisys and TranspoNet have agreed on such a contingency plan, Genisys and TranspoNet shall keep such contingency plan in place at all times during the term of this Agreement and Genisys shall use such plan in each instance in which the TranspoNet Software Program Interface is not operational or is otherwise unavailable for a period of time greater than two hours during the Peak Hours or six hours during the Off-Peak Hours. During the term of this Agreement, Genisys and TranspoNet shall test the implementation of such contingency plan on a periodic basis at least once every year.

                  Section 5.07. Confidential Treatment. To the extent that the TranspoNet Software Program Interface represents or contains Confidential Information as defined in the Genisys Confidentiality Agreement, if and when TranspoNet has access to such Confidential Information, TranspoNet shall treat such Confidential Information in accordance with the provisions of the Genisys Confidentiality Agreement. To the extent that the TranspoNet Software Program Interface represents or contains Confidential Information as defined in the TranspoNet Confidentiality Agreement, if and when Genisys has access to such Confidential Information, Genisys shall treat such Confidential Information in accordance with the provisions of the TranspoNet Confidentiality Agreement.

                  Section 5.08. Bi-Weekly Reports to TranspoNet. After the TranspoNet Software Program Interface becomes operational and begins to accept and process reservations delivered from the Genisys System, Genisys shall provide to TranspoNet on a bi-weekly basis computerized reports which describe all of the reservations made through the Genisys System and the TranspoNet Software Program Interface in the preceding two weeks which were confirmed for, and transmitted to, TranspoNet Service Providers. The form and content of such bi-weekly reports shall be hereafter mutually agreed upon by Genisys and TranspoNet; provided, however, that in any event, such bi-weekly reports shall include, among other things, the date the reservation was made, a description of the origination and destination of the ride, the date of such ride and the fee received for such Ground Transportation Services. Genisys shall deliver such bi-weekly reports to TranspoNet not later than the Friday following the end of the preceding bi-weekly period. Upon reasonable notice and request by TranspoNet, Genisys shall make available for review and inspection by TranspoNet and/or its accountants, attorneys and other agents, all books, records, reports, statements, print-outs and other documents and information upon which the bi-weekly reports produced by Genisys in accordance with this Section 5.08 are based.

                  Section  5.09.  Failure to Complete  the  TranspoNet  Software
Program  Interface.   If  the  TranspoNet  Software  Program  Interface  is  not
operational  by no later  than  sixty  (60) days  after the  provisions  of this
Article V shall have become operational and effective, then, unless Genisys and TranspoNet mutually agree otherwise, this Agreement shall immediately terminate and thereafter shall become null and void in its entirety, except as otherwise provided in Section 13.11 hereof. If this Agreement terminates and becomes null and void as a result of the preceding sentence, Genisys and TranspoNet shall be completely free and unrestricted to pursue and enter into alternative contractual arrangements with any third parties which cover the same subject matter, in whole or in part, as is the subject of this Agreement.

                  Section 5.10. Consent of TranspoNet Required for Use of the TranspoNet Software Program Interface. Notwithstanding anything in this Article V or elsewhere in this Agreement to the contrary, whenever Genisys desires to have the Genisys System utilize the TranspoNet Software Program Interface to transmit reservations to a particular TranspoNet Service Provider, Genisys must obtain the prior written consent of TranspoNet before the Genisys System begins to transmit reservations to each such TranspoNet Service Provider through the use of the TranspoNet Software Program Interface.

                                                    ARTICLE VI

                                              FINANCIAL ARRANGEMENTS
------------------------------------------------------------------------------



                  Section 6.01. Payments to Genisys and TranspoNet. Genisys and TranspoNet agree that Genisys, TranspoNet and each TranspoNet Service Provider shall receive payment in accordance with the terms and provisions of this
Article VI for their services rendered in connection with each reservation for Ground Transportation Services received and processed by the Genisys System in accordance with the terms and provisions of this Agreement.

                  Section 6.02. Payments to TranspoNet Service Providers. Within five (5) business days after a TranspoNet Service Provider inputs the information required to be inputted into the Genisys System in connection with each reservation for Ground Transportation Services received and processed by such TranspoNet Service Provider, Genisys will make payment to such TranspoNet Service Provider of all amounts due and owing to such TranspoNet Service Provider on the terms and conditions set forth in this paragraph. At the conclusion of each business day, Genisys shall calculate and make payment to such TranspoNet Service Provider of all amounts due and owing to such TranspoNet Service Provider as follows:

  (i) Genisys shall calculate the aggregate dollar amount (gross amount) due to the TranspoNet Service Provider for all reservations received and processed by the TranspoNet Service Provider in accordance with this Agreement and the terms of the service provider agreement between Genisys and such TranspoNet Service Provider at least five (5) business days prior thereto and for which the TranspoNet Service Provider has not previously been paid;

   (ii) Except as otherwise set forth in Section 6.10 hereof, Genisys shall deduct from the amount calculated in accordance with clause (i) above the total aggregate dollar amount of: (a) all payment processing fees which Genisys must pay in connection with the reservations for which the TranspoNet Service Provider is entitled to receive payment under clause (i) above; (b) in the case of a TranspoNet Service Provider who received and processed less than an average of 100 reservations per day during the preceding calendar month, all Basic Service Provider Booking Fees relating to all reservations for which the TranspoNet Service Provider is entitled to receive payment under clause (i) above; and (c) in the case of a TranspoNet Service Provider who received and processed an average of 100 or more reservations per day during the preceding calendar month, all Discounted Service Provider Booking Fees relating to all reservations for which the TranspoNet Service Provider is entitled to receive payment under clause (i) above;

     (iii) Genisys shall deduct from the remaining amount the sum of all Disputed Charges which it is entitled to withhold from the TranspoNet Service Provider in accordance with the terms of the service provider agreement between Genisys and such TranspoNet Service Provider; and

   (iv) Genisys shall add to the remaining amount the sum of all Disputed Charges which have been resolved in favor of the TranspoNet Service Provider in accordance with the terms of the service provider agreement between Genisys and such TranspoNet Service Provider.

                  The amount remaining after the calculations, deductions and additions required by clauses (i), (ii), (iii) and (iv) above shall be the net amount payable by Genisys to the TranspoNet Service Provider.

                  Section 6.03. Calculation of Payments to Genisys and TranspoNet When Utilizing the Genisys/TranspoNet Interface. If the Genisys System transmits reservations to the TranspoNet Service Providers through the Genisys/TranspoNet Interface as contemplated by Articles II and IV of this Agreement, then, on Saturday of each week, Genisys shall make the following calculations:

 (i) Genisys shall calculate the total aggregate dollar amount of all CRS Processing Fees deducted by Genisys in accordance with clause (ii) of Section
6.02 in connection with all reservations for Ground Transportation Services which were transmitted through the Genisys/TranspoNet Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week;

  (ii) Genisys shall: (a) calculate the total aggregate dollar amount of all Basic Service Provider Booking Fees deducted by Genisys in accordance with clause (ii) of Section 6.02 in connection with all reservations for Ground Transportation Services which were received by the Genisys System from any CRS other than "Apollo" and transmitted through the Genisys/TranspoNet Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week; (b) calculate the dollar amount which equals 70.7% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be retained by Genisys; and (c) calculate the dollar amount which equals 29.3% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be payable to TranspoNet;

 (iii) Genisys shall: (a) calculate the total aggregate dollar amount of all Basic Service Provider Booking Fees deducted by Genisys in accordance with clause (ii) of Section 6.02 in connection with all reservations for Ground Transportation Services which were received by the Genisys System from the "Apollo" CRS and transmitted through the Genisys/TranspoNet Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week; (b) calculate the dollar amount which equals 71.5% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be retained by Genisys; and (c) calculate the dollar amount which equals 28.5% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be payable to TranspoNet;

(iv) Genisys shall: (a) calculate the total aggregate dollar amount of all Discounted Service Provider Booking Fees deducted by Genisys in accordance with clause (ii) of Section 6.02 in connection with all reservations for Ground Transportation Services which were received by the Genisys System from any CRS other than "Apollo" and transmitted through the Genisys/TranspoNet Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week; (b) calculate the dollar amount which equals 70.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be retained by Genisys; and (c) calculate the dollar amount which equals 30.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be payable to TranspoNet; and

   (v) Genisys shall: (a) calculate the total aggregate dollar amount of all Discounted Service Provider Booking Fees deducted by Genisys in accordance with clause (ii) of Section 6.02 in connection with all reservations for Ground Transportation Services which were received by the Genisys System from the "Apollo" CRS and transmitted through the Transponet Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week; (b) calculate the dollar amount which equals 70.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be retained by Genisys; and (c) calculate the dollar amount which equals 30.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be payable to TranspoNet.

                  Section 6.04. Calculation of Payments to Genisys and TranspoNet When Utilizing the TranspoNet Software Program Interface. If the Genisys System transmits reservations to the TranspoNet Service Providers through the TranspoNet Software Program Interface as contemplated by Article V of this Agreement, then, on Saturday of each week, Genisys shall make the following calculations:

   (i) Genisys shall calculate the total aggregate dollar amount of all CRS Processing Fees deducted by Genisys in accordance with clause (ii) of Section
6.02 in connection with all reservations for Ground Transportation Services which were transmitted through the TranspoNet Software Program Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week;

 (ii) Genisys shall: (a) calculate the total aggregate dollar amount of all Basic Service Provider Booking Fees deducted by Genisys in accordance with clause (ii) of Section 6.02 in connection with all reservations for Ground Transportation Services which were received by the Genisys System from any CRS other than "Apollo" and transmitted through the TranspoNet Software Program Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week; (b) calculate the dollar amount which equals 78.0% of the total aggregate dollar amount calculated in accordance with clause
(a) of this subparagraph and such amount shall be retained by Genisys; and (c) calculate the dollar amount which equals 22.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be payable to TranspoNet;

  (iii) Genisys shall: (a) calculate the total aggregate dollar amount of all Basic Service Provider Booking Fees deducted by Genisys in accordance with clause (ii) of Section 6.02 in connection with all reservations for Ground Transportation Services which were received by the Genisys System from the "Apollo" CRS and transmitted through the TranspoNet Software Program Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week; (b) calculate the dollar amount which equals 79.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be retained by Genisys; and (c) calculate the dollar amount which equals 21.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be payable to TranspoNet;

  (iv) Genisys shall: (a) calculate the total aggregate dollar amount of all Discounted Service Provider Booking Fees deducted by Genisys in accordance with clause (ii) of Section 6.02 in connection with all reservations for Ground Transportation Services which were received by the Genisys System from any CRS other than "Apollo" and transmitted through the TranspoNet Software Program Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week; (b) calculate the dollar amount which equals 78.0% of the total aggregate dollar amount calculated in accordance with clause
(a) of this subparagraph and such amount shall be retained by Genisys; and (c) calculate the dollar amount which equals 22.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be payable to TranspoNet; and

   (v) Genisys shall: (a) calculate the total aggregate dollar amount of all Discounted Service Provider Booking Fees deducted by Genisys in accordance with clause (ii) of Section 6.02 in connection with all reservations for Ground Transportation Services which were received by the Genisys System from the "Apollo" CRS and transmitted through the TranspoNet Software Program Interface and for which all TranspoNet Service Providers received payment from Genisys during such preceding week; (b) calculate the dollar amount which equals 79.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be retained by Genisys; and (c) calculate the dollar amount which equals 21.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this subparagraph and such amount shall be payable to TranspoNet.

                  Section 6.05. Payments to TranspoNet. Genisys shall pay all amounts due and owing to TranspoNet in accordance with Sections 6.03 and 6.04 hereof as soon as practicable after the calculation of such payments in accordance with such Sections, but in no event later than Wednesday of the following week. Notwithstanding anything in this Agreement to the contrary, in making the weekly payments to TranspoNet required by this Section 6.05, Genisys shall use its best estimate of the CRS Processing Fees which must be paid to the "Apollo" CRS in connection with all TranspoNet Reservations for which TranspoNet is receiving payment as part of such weekly payment. Thereafter, when Genisys receives the actual statement of all CRS Processing Fees due and owing to the "Apollo" CRS for the TranspoNet Reservations for which TranspoNet received payment in the preceding month, Genisys shall make an adjustment to the next weekly payment due and owing to TranspoNet to reflect the actual CRS Processing Fees owed to the "Apollo" CRS for all such TranspoNet Reservations. Each payment made to TranspoNet pursuant to this Section 6.05 shall be accompanied by a statement, print-out or other exhibit or schedule detailing the calculations made by Genisys in accordance with this Article VI in order to determine the amount of the payment then being made to TranspoNet.

                  Section 6.06. Payments to Genisys. In addition to all other amounts which Genisys is entitled to receive in accordance with this Agreement, TranspoNet agrees to pay to Genisys an amount equal to 28.0% of the fee received by TranspoNet for each Intra-Service Provider Reservation transaction occurring during the term of this Agreement. In order to calculate such amounts payable to Genisys, TranspoNet shall, on Saturday of each week (a) calculate the total aggregate dollar amount of all fees received by TranspoNet in connection with all Intra-Service Provider Reservation transactions occurring during the preceding week, (b) calculate the dollar amount which equals 28.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this sentence and such amount shall be payable to Genisys, and (c) calculate the dollar amount which equals 72.0% of the total aggregate dollar amount calculated in accordance with clause (a) of this sentence and such amount shall be retained by TranspoNet. TranspoNet shall pay all amounts due and owing to Genisys in accordance with this Section 6.06 as soon as practicable after the calculation of such payments in accordance with this Section, but in no event later than Wednesday of the following week.

                  Section 6.07. Cost of Dedicated Lease Line. If the Genisys System shall be transmitting reservations to the Genisys/TranspoNet Interface as contemplated by Articles II and IV of this Agreement through the use of a dedicated leased phone line, then Genisys shall be responsible for paying 70.0% of the cost of the dedicated lease line and TranspoNet shall be responsible for paying the remaining 30.0% of such cost.

                  Section 6.08. No Connection Charges to TranspoNet Service Providers. No portion of the costs or expenses incurred by Genisys and/or TranspoNet in connection with the design, development, construction or testing of the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface or in connection with soliciting or convincing Service Providers to become TranspoNet Service Providers and connect with the TranspoNet System and the Genisys System as contemplated by this Agreement shall be charged in any way to the TranspoNet Service Providers, provided, however, that TranspoNet shall have the right to charge any TranspoNet Service Provider for the costs incurred by TranspoNet in connection with any customization of the TranspoNet Service Provider's computer system that is necessary to enable such computer system to receive reservations from the TranspoNet System or through the TranspoNet Software Program Interface.

                  Section 6.09. Promotional and Advertising Expenses. Unless otherwise agreed to in writing prior to the incurrence of any promotional or advertising expense, Genisys and TranspoNet shall each be responsible for paying all of their own promotional or advertising costs or expenses incurred by them in connection with advertising or promoting the availability of receiving and transmitting reservations through the Genisys System and the TranspoNet System as contemplated by this Agreement.

                  Section 6.10. Free Trial Offer. Notwithstanding anything in this Agreement to the contrary, Genisys and TranspoNet may provide the TranspoNet Service Providers with free use of the reservation delivery, processing and payment services of the Genisys System and the TranspoNet System as set forth in this Agreement. Any such free usage shall be limited to a fourteen (14) day period and shall be limited to fifteen (15) reservations per day; provided, however, Genisys and TranspoNet may jointly decide to extend the length of usage or permit more reservations per day if it is necessary to accommodate the business needs of a particular TranspoNet Service Provider. Genisys shall be responsible for paying all CRS Processing Fees for all reservations delivered to any TranspoNet Service Provider during any such free usage period contemplated by this Section 6.10. Genisys and TranspoNet shall jointly purchase all hardware, software and other equipment necessary to provide a TranspoNet Service Provider with free usage as contemplated by this Section
6.10. Genisys shall be responsible for paying seventy percent (70%) of the cost of such hardware, software and other equipment and TranspoNet shall be responsible for paying the remaining thirty percent (30%) of such cost.

                  Section 6.11. No Additional Charges. Genisys shall have the sole right, responsibility and obligation to bill each TranspoNet Service Provider for all amounts payable to Genisys and TranspoNet in connection with each reservation which is delivered and processed by the Genisys System through the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface in accordance with the provisions of this Agreement. Except as otherwise set forth in Section 6.08, TranspoNet shall not be entitled to bill any charges or amounts to any TranspoNet Service Provider in connection with any reservation which is delivered and processed in accordance with this Agreement.

                                                    ARTICLE VII

                  COVENANTS, AGREEMENTS, OBLIGATIONS AND RIGHTS OF GENISYS
------------------------------------------------------------------------------


                  Section 7.01.  Mutually  Acceptable Press Release.  As soon as practicable after execution of this Agreement, Genisys shall cooperate with TranspoNet in preparing and releasing a mutually acceptable press release which announces the execution of this Agreement and describes the business relationship between Genisys and TranspoNet resulting from the execution of this Agreement.

                  Section 7.02. Advertising, Promotional Material and Future Press Releases. 1. Except as otherwise provided in Section 7.01 hereof, Genisys shall not distribute, publish or release any press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation, which in any manner mentions or references TranspoNet, the TranspoNet System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface, without the prior written approval of TranspoNet, which approval shall not be unreasonably withheld. If Genisys desires to distribute, publish or release any press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation, which in any manner mentions or references TranspoNet, the TranspoNet System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface, Genisys shall provide TranspoNet with a copy of the proposed press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation prior to its distribution, publication or release so as to give TranspoNet an opportunity to review it to determine the accuracy and appropriateness of the references to TranspoNet, the TranspoNet System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface. Genisys further agrees that, before TranspoNet shall have any obligation to give its approval of any such press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation, Genisys shall make any and all changes in the references to TranspoNet, the TranspoNet System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface contained therein as shall be requested by TranspoNet. Notwithstanding anything contained in this Agreement to the contrary, Genisys' obligation to get TranspoNet's approval of any press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation as provided in this Section 7.02 is only applicable to press releases, newspaper or magazine articles, sales brochures, advertisements or other promotional material or documentation which are within Genisys' control or over which Genisys has editorial review or control.

        2. Any reports or forms which Genisys may file with the SEC in compliance with the provisions of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any of the rules or regulations promulgated by the SEC under such Acts, and which in any manner mention or reference TranspoNet, the TranspoNet
System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface, shall not be deemed to be a press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation for purposes of this Section 7.05.

                  Section 7.03. Title and Possession. Genisys agrees that at all times during the term of this Agreement all right, title and interest in the TranspoNet System, the Genisys/TranspoNet Interface or any other computer software or Internet reservation delivery system developed by TranspoNet during the term of this Agreement shall remain with and be the property of TranspoNet and Genisys shall acquire no interest whatsoever in the TranspoNet System, the Genisys/TranspoNet Interface or any other computer software or Internet reservation delivery system as a result of entering into this Agreement.

                  Section 7.04. Rights and Access to TranspoNet Data. Genisys agrees that TranspoNet owns all right, title and interest in the TranspoNet Data and shall have the right to full and immediate use and access to all TranspoNet Data without interference from Genisys.

                  Section 7.05. Prohibition on Use and Distribution of TranspoNet Data. Except as otherwise permitted by this Agreement, Genisys shall not use or distribute any TranspoNet Data without TranspoNet's prior written consent.

                  Section 7.06. Training in the Genisys System. Genisys shall provide training in the proper operation and functioning of the Genisys System to TranspoNet personnel, at a time and place to be hereafter mutually agreed upon by Genisys and TranspoNet, in order to ensure a knowledgeable and efficient marketing effort of the benefits of this Agreement to the TranspoNet Service Providers.

                  Section 7.07. Maximization of Business. Genisys shall use its best efforts, in cooperation with TranspoNet, to maximize the number of reservations which are delivered and processed for the TranspoNet Service Providers as contemplated by this Agreement. Such best efforts shall include but are not be limited to, cross-referencing target customers with those of TranspoNet, developing joint sales strategies with TranspoNet and the TranspoNet Service Providers and developing and conducting client-presentations with TranspoNet and the TranspoNet Service Providers.

                                                   ARTICLE VIII

              COVENANTS, AGREEMENTS, OBLIGATIONS AND RIGHTS OF TRANSPONET
------------------------------------------------------------------------------


                  Section 8.01. Agreement Between Genisys and Custom Transportation. TranspoNet acknowledges that Genisys has heretofore entered into an agreement with the Service Provider known as "Custom Transportation" pursuant to which Genisys is accepting, processing and delivering, and processing payments for, reservations for Ground Transportation Services made by customers and clients of Custom Transportation directly through the Genisys System without utilizing the TranspoNet System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface. Notwithstanding any provision of this
Agreement to the contrary, TranspoNet agrees that Genisys may continue to accept, process and deliver, and process payments for, such reservations in accordance with its agreement with Custom Transportation and that, unless Custom Transportation hereafter agrees to become a TranspoNet Service Provider as contemplated by this Agreement, the execution and delivery of this Agreement by Genisys will not in any way affect, change or alter (i) the manner or means by which Genisys is currently accepting, processing or delivering, or processing payments for, such reservations, or (ii) the legal or business relationship between Genisys and Custom Transportation.

                  Section 8.02.  Mutually  Acceptable Press Release.  As soon as practicable after execution of this Agreement, TranspoNet shall cooperate with Genisys in preparing and releasing a mutually acceptable press release which announces the execution of this Agreement and describes the business relationship between Genisys and TranspoNet resulting from the execution of this Agreement.

                  Section 8.03. Advertising, Promotional Material and Future Press Releases. 1. Except as otherwise provided in Section 8.02 hereof, TranspoNet shall not distribute, publish or release any press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation, which in any manner mentions or references Genisys, the Genisys System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface, without the prior written approval of Genisys, which approval shall not be unreasonably withheld. If TranspoNet desires to distribute, publish or release any press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation, which in any manner mentions or references Genisys, the Genisys System, the
Genisys/TranspoNet Interface or the TranspoNet Software Program Interface, TranspoNet shall provide Genisys with a copy of the proposed press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation prior to its distribution, publication or release so as to give Genisys an opportunity to review it to determine the accuracy and appropriateness of the references to Genisys, the Genisys System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface. Genisys further agrees that, before TranspoNet shall have any obligation to give its approval of any such press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation, Genisys shall make any and all changes in the references to Genisys, the Genisys System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface contained therein as shall be requested by Genisys. Notwithstanding anything contained in this Agreement to the contrary, TranspoNet's obligation to get Genisys' approval of any press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation as provided in this Section 8.03 is only applicable to press releases, newspaper or magazine articles, sales brochures, advertisements or other promotional material or documentation which are within Genisys' control or over which Genisys has editorial review or control.

   2. Any reports or forms which TranspoNet may file with the SEC in compliance with the provisions of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any of the rules or regulations promulgated by the SEC under such Acts, and which in any manner mention or reference Genisys or the Genisys System shall not be deemed to be a press release, newspaper or magazine article, sales brochure, advertisement or other promotional material or documentation for purposes of this Section 8.03.

                  Section 8.04. Title and Possession. TranspoNet agrees that at all times during the term of this Agreement all right, title and interest in the Genisys System, the TranspoNet Software Program Interface and any other computer software or computer reservation system developed by Genisys during the term of this Agreement shall remain with and be the property of Genisys and TranspoNet shall acquire no interest whatsoever in the Genisys System, the TranspoNet Software Program Interface or any other computer software or computer reservation system as a result of entering into this Agreement.

                  Section 8.05. Rights and Access to Genisys Data. TranspoNet agrees that Genisys owns all right, title and interest in the Genisys Data, shall have the right to full and immediate use and access to all Genisys Data without interference from TranspoNet and shall have the exclusive right to market products developed from the Genisys Data (including Genisys Data which may also constitute TranspoNet Data for purposes of this Agreement) without interference from Transponet.

                  Section 8.06. Prohibition on Use and Distribution of Genisys Data. Except as otherwise permitted by this Agreement, TranspoNet shall not use or distribute any Genisys Data without Genisys' prior written consent.

                  Section 8.07. Training in the TranspoNet System and the TranspoNet Software Programs. TranspoNet shall provide training in the proper operation and functioning of the TranspoNet System and the TranspoNet Software Programs to Genisys personnel, at a time and place to be hereafter mutually agreed upon by Genisys and TranspoNet, in order to ensure a knowledgeable and efficient marketing effort of the benefits of this Agreement to the TranspoNet Service Providers.

                  Section 8.08. Maximization of Business. TranspoNet shall use its best efforts, in cooperation with Genisys, to maximize the number of reservations which are delivered and processed for the TranspoNet Service Providers as contemplated by this Agreement. Such best efforts shall include but are not be limited to, cross-referencing target customers with those of Genisys, developing joint sales strategies with TranspoNet and the TranspoNet Service Providers and developing and conducting client-presentations with TranspoNet and the TranspoNet Service Providers.

                                                    ARTICLE IX

                                                  INDEMNIFICATION

------------------------------------------------------------------------------


                  Section 9.01. Indemnification of TranspoNet. 1. Genisys agrees to defend, indemnify and hold harmless TranspoNet and its respective directors, officers, employees and agents (hereinafter in this Article collectively referred to as "TranspoNet") from any and all claims, liabilities, damages, losses, costs, fines, penalties, settlements, judgments, and expenses whatsoever (including reasonable attorney's fees and disbursements) resulting directly or indirectly, or incurred as a consequence of claims or actions, brought at law or in equity, against TranspoNet based on an assertion that the Genisys System or the Specifications relating thereto or the use thereof by TranspoNet pursuant to this Agreement infringes or otherwise violates any United States patent, copyright, trademark or any other intellectual property right (including, but not limited to, misappropriation of trade secrets) without regard to whether such claim was made in good faith.

  2. Genisys agrees to defend, indemnify and hold harmless TranspoNet from any and all claims, liabilities, damages, losses, costs, fines, penalties, settlements, judgments, and expenses whatsoever (including reasonable attorney's fees and disbursements) resulting directly or indirectly, or incurred as a consequence of claims or actions, brought at law or in equity, against TranspoNet arising out of the execution and delivery of this Agreement by Genisys or any transaction between TranspoNet and Genisys contemplated by this Agreement and which are based on any theory of negligence, breach of contract, tort or other legal violation by Genisys without regard to whether such claim was made in good faith.

  3. Genisys agrees that if TranspoNet's use of the Genisys System or the Specifications relating thereto becomes, or in Genisys' opinion is likely to become, the subject of a claim of infringement or is held to constitute infringement, Genisys shall, at Genisys' expense and with the understanding that time is of the essence, procure the right for TranspoNet to continue to use the Genisys System or the Specifications relating thereto; provided, however that if Genisys is unable procure such right, then Genisys may terminate this Agreement by notifying TranspoNet in writing, without incurring any further liability to TranspoNet. Notwithstanding the foregoing, if TranspoNet is prohibited from using the Genisys System or the Specifications relating thereto due to such claim and Genisys proposes to terminate this Agreement, Genisys shall give TranspoNet thirty (30) days prior written notice during which period TranspoNet may elect to accept the reduced function, performance and operation of the Genisys System or any portion thereof and this Agreement shall otherwise remain in full force and effect.

 4. Notwithstanding anything in this Agreement to the contrary, Genisys shall have no obligation to indemnify TranspoNet with respect to any claim of infringement based upon or resulting from TranspoNet's use of the Genisys System or the Specifications relating thereto in violation of any provisions of this Agreement.

                  Section 9.02. Indemnification of Genisys. 1. TranspoNet agrees to defend, indemnify and hold harmless Genisys and its respective directors, officers, employees and agents (hereinafter in this Article collectively referred to as "Genisys") from any and all claims, liabilities, damages, losses, costs, fines, penalties, settlements, judgments, and expenses whatsoever (including reasonable attorney's fees and disbursements) resulting directly or indirectly, or incurred as a consequence of claims or actions, brought at law or in equity, against Genisys based on an assertion that the TranspoNet System, the Genisys/TranspoNet Interface, the TranspoNet Software Program Interface or the Specifications relating thereto or the use thereof by Genisys pursuant to this Agreement infringes or otherwise violates any United States patent, copyright, trademark or any other intellectual property right (including, but not limited to, misappropriation of trade secrets) without regard to whether such claim was made in good faith.

 2. TranspoNet agrees to defend, indemnify and hold harmless Genisys from any and all claims, liabilities, damages, losses, costs, fines, penalties, settlements, judgments and expenses whatsoever (including reasonable attorney's fees and disbursements) resulting directly or indirectly, or incurred as a consequence of claims or actions, brought at law or equity, against Genisys arising out of the execution and delivery of this Agreement by TranspoNet or any transaction between Genisys and TranspoNet contemplated by this Agreement and which are based on any theory of negligence, breach of contract, tort or other legal violation by TranspoNet without regard to whether such claim was made in good faith.

  3. TranspoNet agrees that if Genisys' use of the TranspoNet System, Genisys/TranspoNet Interface or the TranspoNet Software Program Interface or the Specifications relating thereto becomes, or in TranspoNet's opinion is likely to become, the subject of a claim of infringement or is held to constitute infringement, TranspoNet shall, at TranspoNet's option and expense and with the understanding that time is of the essence, either (i) procure the right for Genisys to continue to use the TranspoNet System, Genisys/TranspoNet Interface or the TranspoNet Software Program Interface or the Specifications relating thereto, or (ii) use its reasonable best efforts, to modify or replace the TranspoNet System, the Genisys/TranspoNet Interface of the TranspoNet Software Program Interface or any portion thereof, within a reasonable time frame, so that it becomes non-infringing and retains substantially comparable function, performance and operation; provided, however that if TranspoNet is unable to accomplish (i) or (ii) above, then TranspoNet may terminate this Agreement by notifying Genisys in writing without incurring any further liability to Genisys. Notwithstanding the foregoing, if Genisys is prohibited from using the TranspoNet System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface or the Specifications relating thereto due to such claim and TranspoNet proposes to terminate this Agreement, TranspoNet shall give Genisys thirty (30) days prior written notice during which period Genisys may elect to accept the reduced function, performance and operation of the TranspoNet System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface or any portion thereof and this Agreement shall otherwise remain in full force and effect.

 4. TranspoNet shall have no obligation to indemnify Genisys with respect to any claim of infringement based upon or resulting from Genisys' use of the TranspoNet System, the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface or the Specifications relating thereto in violation of this Agreement.

                  Section 9.03. Conditions to Indemnification Obligations. Genisys' and TranspoNet's respective indemnification obligations as set forth in this Article, are contingent upon the indemnitee: (i) giving the indemnitor prompt written notice of any claim for which indemnification is sought; (ii) allowing the indemnitor to have the sole right to control and conduct the defense of any such claim or action and all negotiations for its settlement or compromise; and (iii) providing reasonable assistance to the indemnitor, such assistance to be solely at the cost and expense of the indemnitor. In settling any claim for which indemnification is sought under this Agreement, the indemnitor is not authorized to take any action which adversely affects the indemnitee without obtaining the prior written consent of the indemnitee, which consent shall not be unreasonably withheld. The indemnitee shall have the right to participate in the defense of any such claim with its own counsel and shall be responsible for all fees and costs associated with the same. Notwithstanding the foregoing (i) in the event the indemnitee fails to provide prompt written notice to the indemnitor of any such claim for which indemnification is sought, the indemnitor shall be relieved of its indemnity obligation hereunder solely to the extent that it is prejudiced thereby, and (ii) if the indemnitor fails or elects not to defend or settle such claim, the indemnitee may defend or settle such claim and the indemnitor shall pay to the indemnitee any and all damages and expenses (including attorney's fees and disbursements) incurred and amounts paid in settlement by the indemnitee.

                  Section 9.04. Survival of this Article. The provisions of this Article shall survive any termination of this Agreement without regard to the basis of termination or the party terminating.

                                                     ARTICLE X

                                                  NON-COMPETITION
------------------------------------------------------------------------------


                  Section 10.01. Non-Competition by TranspoNet.  During the term of this Agreement, TranspoNet will not (i) directly compete with Genisys, (ii) directly or indirectly interfere with, disrupt or attempt to disrupt, the relationship, contractual or otherwise, between Genisys and any of its customers, clients, suppliers, consultants or employees, or (iii) with the exception of any computerized reservation system for Ground Transportation Services which accepts and processes reservations for Ground Transportation Services from the CRSs which TranspoNet has heretofore developed for the Service Providers known as "Boston Coach," "Gem", "Royal Coachman" and "Custom Transportation" and which is actively in use on the date of execution of this Agreement, directly or indirectly develop, or have developed for it or any TranspoNet Service Provider, any computerized reservation system for Ground Transportation Services which accepts and processes reservations for Ground Transportation Services through the CRSs.

                  Section 10.02. Non-Competition by Genisys. During the term of this Agreement, Genisys will not (i) directly compete with TranspoNet, (ii) directly or indirectly interfere with, disrupt or attempt to disrupt, the relationship, contractual or otherwise, between TranspoNet and any of its customers, clients, suppliers, consultants or employees, or (iii) directly or indirectly develop, or have developed for it, any Internet reservation delivery system which provides for the delivery of reservations for Ground Transportation Services to TranspoNet Service Providers through the Internet or is capable of delivering Intra-Service Provider Reservations through the Internet.

                  Section 10.03. Injunctive Relief. Genisys and TranspoNet each acknowledges that the restrictions contained in this Article, in view of the nature of the respective businesses in which they are engaged, are reasonable and necessary to protect their respective legitimate interests. Genisys and TranspoNet each understands and agrees that the remedies at law for violation of any of the covenants or provisions of this Article will be inadequate, that such violations will cause irreparable injury within a short period of time, and that the aggrieved party shall be entitled to preliminary injunctive relief and other injunctive relief against such violations without the necessity of proving actual damages. Such injunctive relief shall be in addition to, and in no way in limitation of, any and all other remedies the aggrieved party shall have at law and in equity for the enforcement of those covenants and provisions.

                                                    ARTICLE XI

                                          REPRESENTATIONS AND WARRANTIES
------------------------------------------------------------------------------

Section 11.01. Representations and Warranties of Genisys. Genisys hereby represents and warrants as follows:

(a) Genisys is a corporation duly authorized, validly existing and in good standing under the laws of the State of New Jersey and Genisys has the full right, power and authority to carry on its business as presently being conducted and to enter into and perform its obligations under this Agreement.

    (b) Neither the execution or delivery of this Agreement nor the performance by Genisys of its obligations contained herein conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest or other restriction of any kind whatsoever upon, any property or assets (tangible or intangible) of Genisys pursuant to the terms of (i) the certificate of incorporation or by-laws of Genisys, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which Genisys is a party or by which Genisys is or may be bound or to which its property or assets (tangible or intangible) is or may be subject, or (iii) any statute, judgment, decree, order, rule or regulation applicable to Genisys of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over Genisys or any of its activities or properties.

    (c) This Agreement constitutes a legal, valid and binding obligation of Genisys enforceable against Genisys in accordance with its terms, except as such enforceability may be limited by (i) any applicable bankruptcy, insolvency, debt adjustment, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally; (ii) the exercise of judicial discretion or the valid exercise of the sovereign police powers of the State of New Jersey or the constitutional powers of the United States of America; and
(iii) the general principles of equity, the remedy of specific performance and other equitable remedies.

    (d) Genisys is not restricted by agreement from carrying on its business anywhere in the world.

(e) There are no actions, proceedings, or investigations pending, or to the knowledge of Genisys, threatened, against Genisys, which would materially adversely affect Genisys' assets or business; nor does Genisys nor any of its current officers have any reasonable ground to know of any basis for any such action, proceeding, or investigation. Neither Genisys nor any of its officers know or have any reason to believe that there is any event or condition of any kind or character pertaining to Genisys' business or assets that may materially adversely affect any such business or assets.

(f) None of the present owners of the stock of Genisys or any of the officers or directors of Genisys has any direct or indirect interest in any corporation or business which is involved in any way with or competes with any business conducted by TranspoNet.

       (g) The Genisys System is fully operational and is currently capable of receiving and processing all reservations for Ground Transportation Services made through the "Apollo" and "Sabre" CRSs. When the Genisys/TranspoNet Interface and/or the TranspoNet Software Program Interface are completed in the manner contemplated by this Agreement, the Genisys System will be capable of accepting from, and transmitting to, the TranspoNet Service Providers, through the use of either the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface, all information relating to each TranspoNet Reservation made through the CRSs to which the Genisys System is then connected.

                  Section 11.02. Representations and Warranties of TranspoNet. TranspoNet hereby represents and warrants as follows:

    (a) TranspoNet is a corporation duly authorized, validly existing and in good standing under the laws of the State of New York and TranspoNet has the full right, power and authority to carry on its business as presently being conducted and to enter into and perform its obligations under this Agreement.

     (b) Neither the execution or delivery of this Agreement nor the performance by TranspoNet of its obligations contained herein conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest or other restriction of any kind whatsoever upon, any property or assets (tangible or intangible) of TranspoNet pursuant to the terms of (i) the certificate of incorporation or by-laws of TranspoNet, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which TranspoNet is a party or by which TranspoNet is or may be bound or to which its property or assets (tangible or intangible) is or may be subject, or (iii) any statute, judgment, decree, order, rule or regulation applicable to TranspoNet of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over TranspoNet or any of its activities or properties.

    (c) This Agreement constitutes a legal, valid and binding obligation of TranspoNet enforceable against TranspoNet in accordance with its terms, except as such enforceability may be limited by (i) any applicable bankruptcy, insolvency, debt adjustment, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally; (ii) the exercise of judicial discretion or by the valid exercise of the sovereign police powers of the State of New York or the constitutional powers of the United States of America; and (iii) the general principles of equity, the remedy of specific performance and other equitable remedies.

 (d) There are no actions, proceedings, or investigations pending, or to the knowledge of TranspoNet, threatened, against TranspoNet; nor does TranspoNet or any of its current officers have any reasonable ground to know of any basis for any such action, proceeding, or investigation. Neither TranspoNet nor any of its current shareholders or officers know or have any reason to believe that there is any event or condition of any kind or character pertaining to TranspoNet's business or assets that may materially adversely affect any such business or assets.

  (e) TranspoNet is not restricted by agreement from carrying on its business anywhere in the world.

 (f) None of the present officers and directors of TranspoNet has any direct or indirect interest in any corporation or business which is involved in any way with or competes with any business conducted by Genisys.

    (g) The TranspoNet System has been completed in a manner that permits the smooth and efficient transmission of all reservations received by the TranspoNet System to the TranspoNet Service Providers, and that the TranspoNet System is fully operational and will be capable of receiving and processing reservations received from the Genisys System when the Genisys/TranspoNet Interface is completed in the manner contemplated by this Agreement and as referenced in Schedule A attached hereto.

                  Section 11.03.  Disclaimer of Other Warranties.   EXCEPT AS
SPECIFICALLY SET FORTH IN THIS AGREEMENT, GENISYS AND TRANSPONET
EXPRESSLY DISCLAIM ANY AND ALL WARRANTIES CONCERNING THE GENISYS
SYSTEM, THE TRANSPONET SYSTEM, THE GENISYS/TRANSPONET INTERFACE OR
THE TRANSPONET SOFTWARE PROGRAM INTERFACE OR ANY OTHER PRODUCTS
OR SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED,
INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE.

                                                    ARTICLE XII

                                          EVENTS OF DEFAULT AND REMEDIES
------------------------------------------------------------------------------


                  Section 12.01. Events of Default. The occurrence and continuation of any one of the following shall constitute an Event of Default hereunder:

  (a) Failure or refusal by either Genisys or TranspoNet, as the case may be, to make any payment required to be made by such party in accordance with
Article VI of this Agreement and such failure or refusal shall remain uncured for a period of seven (7) days after written notice thereof has been given to either Genisys or TranspoNet, as the case may be, by the non-defaulting party; or

   (b) Failure or refusal by either Genisys or TranspoNet, as the case may be, to observe, perform or comply with any other covenant, condition or agreement on its part to be observed or performed in this Agreement and such failure or refusal shall remain uncured for a period of fifteen (15) days after written notice thereof has been given to either Genisys or TranspoNet, as the case may be, by the non-defaulting party; provided, however, that if such default cannot by its nature be cured within fifteen (15) days, such default shall not become an Event of Default so long as either Genisys or TranspoNet, as the case may be, is diligently pursuing a cure and delivers a report to the other party at least once every fifteen (15) days setting forth the status of its attempts to cure such default; or

   (c) Any representation or warranty made by either Genisys or TranspoNet, as the case may be, pursuant to or in connection with this Agreement shall prove to be false or misleading in any material respect when made; or

    (d) If either Genisys or TranspoNet shall (i) commence a voluntary case or similar proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) authorize, apply for or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official for itself and/or any of its properties, or (iii) make any general assignment for the benefit of creditors, or (iv) make a written declaration or admission to the effect that it is unable to meet its debts as such debts mature, or (v) authorize or take any action in furtherance of any of the foregoing; or

(e) If a court having jurisdiction in the premises shall enter a decree or order (i) for relief in respect of either Genisys or TranspoNet in an involuntary case or similar proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) appointing a receiver, liquidator, assignee, trustee, custodian or similar official for either Genisys or TranspoNet and/or any of their respective properties, as the case may be, or (iii) for the dissolution, liquidation or winding up of either Genisys or TranspoNet and their respective affairs, or (iv) finding or determining that either Genisys or TranspoNet is unable to meet its debts as such debts mature; and any such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days.

Section 12.02. Remedies on Default. Upon the occurrence of an Event of Default under Section 12.01 hereof, the non-defaulting party may take one or more of the following actions:

   (i) Send written notice to the defaulting party declaring this Agreement to be immediately terminated, null and void and of no further force or effect;
 or

 (ii)   Institute an action or proceeding to seek monetary damages; or

(iii) Institute an action or proceeding to seek equitable remedies including, but not limited to, injunctions or specific performance.

                 The  parties  hereto  agree  that  monetary   damages  may  be
insufficient  to  adequately   compensate  any  non-defaulting  party  and  that
equitable remedies shall constitute appropriate remedies upon the occurrence of an Event of Default hereunder.

                  Section 12.03. No Remedy Exclusive. No remedy conferred upon or reserved to the parties hereto in this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any party hereto to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice to the other party, other than such notice as may be herein expressly required.

                  Section 12.04. Limitation of Waiver. The breach, default or nonperformance of any obligation, covenant, representation, warranty, duty or agreement contained herein by either party hereto may be waived only by a written instrument signed by the other party; provided, however, that no such waiver shall serve to waive any subsequent breach, default or nonperformance, nor shall any such waiver serve to waive a recurrence of the breach, default or nonperformance so waived, nor shall the failure to enforce any remedy by any party with respect to any breach, default or nonperformance serve as a waiver thereof.

                                                   ARTICLE XIII

                                                   MISCELLANEOUS
-----------------------------------------------------------------------------


                  Section 13.01. Term of Agreement and Renewals Thereof. The term of this Agreement shall be for a period of two (2) years from the date hereof, unless renewed or earlier terminated in accordance with the provisions hereof. This Agreement shall automatically be renewed for successive one (1) year periods unless at least thirty (30) days prior to the end of the original two (2) year period or any renewal period, one party notifies the other party that this Agreement will terminate at the end of said original period or renewal period.

                  Section 13.02. Early Termination for Failure to Meet Minimum Reservation Criteria. Notwithstanding anything in this Agreement to the contrary, if the Genisys System shall not be accepting and processing not less than: (i) one hundred (100) TranspoNet Reservations per day by no later than ninety (90) days after the Genisys/TranspoNet Interface and/or the TranspoNet Software Program Interface are completed and the services of the Genisys System and the TranspoNet System contemplated by this Agreement become commercially available to be marketed to the TranspoNet Service Providers, and/or (ii) two hundred fifty (250) TranspoNet Reservations per day by no later than one hundred eighty (180) days after the Genisys/TranspoNet Interface and/or the TranspoNet Software Program Interface are completed and the services of the Genisys System and the TranspoNet System contemplated by this Agreement become commercially available to be marketed to the TranspoNet Service Providers, then either party shall have the right to terminate this Agreement upon fifteen (15) days prior written notice to the other party and, thereafter, unless Genisys and TranspoNet shall otherwise agree, this Agreement shall terminate immediately at the expiration of the fifteenth (15th) day after delivery of such notice and thereupon this Agreement shall become null and void in its entirety except as otherwise set forth in Section 13.11 hereof. Genisys and TranspoNet shall cooperate fully with each other, and shall each use their best efforts, to assure that the minimum number of TranspoNet Reservations referred to in the first sentence of this Section are accepted and processed by the Genisys System by no later than the dates set forth in such first sentence of this Section.

                  Section 13.03. Agreements Upon Termination. 1. Upon any termination of this Agreement, unless otherwise agreed to in writing by Genisys and TranspoNet, Genisys and TranspoNet shall destroy all copies of the Genisys/TranspoNet Interface or the TranspoNet Software Program Interface (in object code and in source code forms, if applicable) in their possession, partial or complete, in all types of media and computer memory, and all other materials relating thereto. Within ten (10) days after the date of the termination of this Agreement, an officer of each party shall certify in writing to the other party that the certifying party has complied with the provisions of this paragraph 1 of Section 13.03. The provisions of this Section shall survive the termination of this Agreement until fulfilled without regard to the basis of termination or the party terminating.

2. Genisys agrees that, upon request by TranspoNet, and in any event upon termination of this Agreement, Genisys shall turn over to TranspoNet all documents, papers or other material in its possession or under its control which may contain or be derived from Confidential Information (as defined in the TranspoNet Confidentiality Agreement), together with all documents, notes or other work product which are connected with or derived from Genisys' services to TranspoNet whether or not such material is at the date thereof in Genisys' possession.

3. TranspoNet agrees that upon request by Genisys, and in any event upon termination of this Agreement, TranspoNet shall turn over to Genisys all documents, papers or other material in its possession or under its control which may contain or be derived from Confidential Information (as defined in the Genisys Confidentiality Agreement), together with all documents, notes or other work product which are connected with or derived from TranspoNet's services to Genisys whether or not such material is at the date thereof in TranspoNet's possession.

                  Section 13.04. Fees, Costs and Expenses. Except as otherwise set forth in this Agreement or as otherwise agreed to in a writing signed by the parties hereto, all fees, costs and expenses incurred by either party hereto in connection with the performance of its obligations, covenants, duties and agreements under this Agreement shall be for the account of such party and shall be paid by such party and the other party hereto shall not have any liability whatsoever for any such fees, costs and expenses.

                  Section 13.05. Notices. All notices, certificates or other communications shall be sufficiently given and shall be deemed given on the fifth day following the day on which the same have been mailed by certified mail, postage prepaid, addressed as follows: if to Genisys, at 2401 Morris Avenue, Union, New Jersey 07083, Attention: Mark A. Kenny, Director, with a copy to John H. Wasko, Secretary and a copy to John T. Kelly, Esq., Wilentz, Goldman & Spitzer, P.A., 90 Woodbridge Center Drive, Woodbridge, New Jersey 07095; and if to TranspoNet, at 12 West Thirty-First Street, New York, New York 10001,
Attention: Apurva Patel, with a copy to Jay Jacobson, Esq., Rosner, Bresler, Goodman & Unterman, LLP, 521 Fifth Avenue, New York, New York 10175.

Section 13.06. Assignments. This Agreement may not be assigned by either party without the prior written consent of the other party.

Section 13.07. Amendments. This Agreement may only be modified or amended by a written instrument signed by the parties hereto.

                  Section 13.08. Successors and Assigns. All covenants, representations, warranties, duties, obligations and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether or not so expressed.

Section 13.09. Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision thereof.

                  Section  13.10.   Severability.   If  any  provision  of  this
Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained and this Agreement shall be construed and enforced to the end that the obligations contemplated hereby be enforced as if such illegal or invalid provisions had not been contained herein.

                  Section 13.11. Survival of Certain Provisions. Notwithstanding anything in this Agreement to the contrary, the payment provisions of Sections 4.02, 5.03, 6.09 and the provisions of ARTICLE IX hereof shall survive any termination or expiration of this Agreement and shall remain in full force and effect.

                  Section 13.12. Execution of Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Both parties hereto may sign the same counterpart or each party hereto may sign a separate counterpart.

                  Section 13.13. Arbitration. To the extent permitted by law, any controversy arising under this Agreement which the parties are unable to resolve by mutual agreement shall be submitted to binding arbitration in accordance with the then current rules of the American Arbitration Association (the "AAA"), and any decision in such arbitration shall be conclusive as to the matters submitted to arbitration, shall be final and binding upon the parties hereto and may be enforced in any court of competent jurisdiction. Either party may give the other party written notice of its desire to have a matter arbitrated, in which event a hearing thereon shall be commenced within a reasonable time thereafter. Any rule of the AAA to the contrary notwithstanding, the issue submitted to arbitration shall be heard and decided by a panel of three arbitrators, one of whom shall be designated by Genisys, one of whom shall be designated by TranspoNet and the third to be mutually acceptable to Genisys and TranspoNet; provided, however, that in the absence of any such designation or agreement, the balance of the arbitration panel shall be designated by the AAA. Any decision as to the issues properly submitted to the arbitration panel, including the sharing of the costs of the arbitration, which is joined in by at least two members of the arbitration panel, shall be the decision of the panel and such decision shall be final and binding upon the parties and not subject to appeal. Any decision or award of the arbitration panel shall be based solely on the provisions of this Agreement. If the subject matter for the decision or award is not covered by the provisions of this Agreement, it shall be based upon the law (excluding any laws relating to conflicts of laws) of the State of New Jersey. The arbitration panel shall not be requested nor shall it have the power to render any decision or award except in accordance with the provisions of this
Section 13.13. Any decision or award not complying with the foregoing shall be subject to appeal and judicial review upon the petition of either party. Any arbitration hearing taking place in accordance with the provisions of this Section 13.13 shall be held in New York, New York, unless the parties otherwise agree in writing.

Section 13.14. Governing Law. This Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State of New Jersey relating to contracts made and to be entirely performed in such State.

                  Section 13.15. Entire Agreement. This Agreement contains the entire agreement of the parties hereto and supersedes all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof other than the Genisys Confidentiality Agreement and the TranspoNet Confidentiality Agreement.

                  Section 13.16. Headings. The headings to the various Articles and Sections of this Agreement have been inserted for convenience only and do not constitute a part of this Agreement and are not intended in any way to define, limit or interpret the contents of any such Article or Section.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed in their respective names by their duly authorized officers, all as of the date first above written.




                                           GENISYS RESERVATION SYSTEMS, INC.



                                           By:_______________________________
                                           Name:     Lawrence E. Burk
                                           Title:    Chief Executive Officer



                                           THE TRANSPONET COMPANIES, INC.



                                           By:_______________________________
                                           Name:     Apurva Patel
                                           Title:    Chief Executive Officer




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